THIRD AMENDMENT

   THIRD AMENDMENT (this "AMENDMENT"), dated as of _________ __, 2005, among ATLAS AIR WORLDWIDE HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), ATLAS AIR, INC., a Delaware corporation ("COMPANY"), the lenders from time to time party to the Credit Agreement referred to below (each a "LENDER" and, collectively, the "LENDERS"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

                              W I T N E S S E T H :
                               - - - - - - - - - -

   WHEREAS, Holdings, Company, the Lenders and the Administrative Agent have entered into a Fifth Amended and Restated Credit Agreement, dated as of July 27, 2004 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

   WHEREAS, Holdings and Company have requested that the Lenders amend the Credit Agreement as set forth below;

   NOW, THEREFORE, it is agreed:

A. AMENDMENTS TO THE CREDIT AGREEMENT

   1. The definition of "Asset Sale" in Section 1.1 of the Credit Agreement is hereby amended by (x) deleting the text "subsections 6.9 and 6.10" appearing in said definition and inserting the text "subsection 6.9B" in lieu thereof and (y) adding the following sentence at end of such definition: "Notwithstanding the foregoing, any sale or other disposition of a Financed Aircraft shall constitute an Asset Sale.".

   2. The definition of "Consolidated Fixed Charges" in Section 1.1 of the Credit Agreement is hereby amended by deleting the text "(other than Consolidated Capital Expenditures funded with the proceeds of Asset Sales pursuant to Section 6.7(vii)(z))" appearing in clause (iii) of said definition.

   3. The definition of "Permitted Encumbrances" in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (xvi) of said definition in its entirety and inserting the following new clause (xvi) in lieu thereof:

      "(xvi) Liens (other than Liens on the Collateral) securing the Exit Facility, PROVIDED that the aggregate principal amount thereof does not exceed $60,000,000 at any time outstanding".

   4. Section 1.1 of the Credit Agreement is hereby further amended by (i) deleting the definitions of "Blade and Disk Capital Expenditures", "Existing Indebtedness", "Maximum Capital Expenditure Amount" and "Post Effective Date Lease" in said Section and (ii) inserting the following new definitions in appropriate alphabetical order:

      "EXISTING INDEBTEDNESS" means the Indebtedness described in SCHEDULE 6.1 annexed hereto.

      "RSU RECIPIENTS" has the meaning assigned to that term in subsection 6.5(iii).

      "SURVIVING ENTITY" has the meaning assigned to that term in subsection 6.7(ii).

      "THIRD AMENDMENT" means the Third Amendment to this Agreement, dated as of ________ __, 2005.

      "THIRD AMENDMENT EFFECTIVE DATE" has the meaning assigned to that term in the Third Amendment.

      "WITHHOLDING TAX REPURCHASE" has the meaning assigned to that term in subsection 6.5(iii).

   5. Section 2.4B of the Credit Agreement is hereby amended by (i) deleting clause (ii)(a) of said Section in its entirety and inserting the following new clause (ii)(a) in lieu thereof:

      "(a) PREPAYMENTS FROM ASSET SALES. No later than the second Business Day following the date of receipt by Holdings or any of its Subsidiaries of any proceeds of any Asset Sale of a Financed Aircraft, Company shall prepay, without premium or penalty (other than pursuant to subsection 2.6D), the Loans in an amount equal to the greater of the (i) Assigned Value of such Financed Aircraft and (ii) the sum of (x) the Net Cash Proceeds of such Asset Sale and (y) the Value of any non-Cash Proceeds of such Asset Sale. Concurrently with any prepayment of the Loans pursuant to this subsection 2.4B(ii)(a), Company shall deliver to Administrative Agent an Officers' Certificate demonstrating the derivation of the Net Cash Proceeds of the correlative Asset Sale from the gross sales price thereof and the amount required to be prepaid pursuant to this subsection 2.4B(ii)(a). In the event that Company shall, at any time after receipt of Cash Proceeds of any Asset Sale requiring a prepayment pursuant to this subsection 2.4B(ii)(a), determine that the prepayments previously made in respect of such Asset Sale were in an aggregate amount less than that required by the terms of this subsection 2.4B(ii)(a), Company shall promptly make an additional prepayment of the Loans in the manner described above in an amount equal to the amount of any such deficit, and Company shall concurrently therewith deliver to Administrative Agent an Officers' Certificate demonstrating the derivation of the additional Net Cash Proceeds resulting in such deficit and the additional amount required to be prepaid pursuant to this subsection 2.4B(ii)(a). Any mandatory prepayments pursuant to this subsection 2.4B(ii)(a) shall be applied as specified in subsection 2.4B(iii)."

and (ii) deleting the text "from the issuance of (x) any Permitted Extension Indebtedness with respect to a Financed Aircraft or (y) any other Indebtedness (other than Indebtedness permitted under Section 6.1 whether incurred on the Fifth Restatement Effective Date or thereafter)" appearing in clause (ii)(b) of said Section and inserting the text "from the issuance of any Permitted Extension Indebtedness with respect to a Financed Aircraft" in lieu thereof.



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

   6. Section 5.1 of the Credit Agreement is hereby amended by deleting the text "(or in the case of Fiscal Year ending December 31, 2004, 120 days)" appearing in clause (iii) of said Section and inserting the text "(or in the case of the Fiscal Year ending (x) December 31, 2004, 120 days and (y) December 31, 2005, 180 days)" in lieu thereof.

   7. Section 6 of the Credit  Agreement is hereby  amended by deleting  Section
6.1 in its entirety and inserting the following new Section 6.1 in lieu thereof:

       "6.1 [Reserved]".

   8. Section 6.2A of the Credit Agreement is hereby amended by deleting clauses
(iii) and (iv) of said Section in their entirety and inserting the following new clauses (iii) and (iv) in lieu thereof:

          "(iii) other Liens on assets other than Collateral securing Indebtedness and Contingent Obligations, PROVIDED that the sum of (x) the aggregate amount of such Indebtedness and Contingent Obligations PLUS (y) the aggregate amount of obligations described in clause (iv) of this
       Section 6.2 shall not exceed $50,000,000 at any time outstanding;

          (iv) Liens to secure obligations in respect of letters of credit incurred in the ordinary course of business, PROVIDED that the sum of (x) the aggregate amount of such obligations PLUS (y) the aggregate amount of Indebtedness and Contingent Obligations described in clause (iii) of this
       Section 6.2 shall not exceed $50,000,000 at any time outstanding; and".

   9. Section 6.3 of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" appearing in clause (iv) of said Section and inserting the amount "$50,000,000" in lieu thereof.

   10. Section 6 of the Credit  Agreement is hereby further  amended by deleting
Section 6.4 in its entirety and inserting the following new Section 6.4 in lieu thereof:

      "6.4 [Reserved]".

   11. Section 6.5 of the Credit  Agreement is hereby amended by deleting clause
(i) of said Section in its entirety and inserting the following new clause (i) in lieu thereof:

        "(i) Holdings and its Subsidiaries may prepay Designated Indebtedness;",

(ii) deleting the period appearing at the end of clause (ii) of said Section and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (iii) at the end of said Section:

      "(iii) from and after the Third Amendment Effective Date, Holdings and its Subsidiaries may, directly or indirectly, repurchase (the "WITHHOLDING TAX Repurchase") from the employees and directors (the "RSU RECIPIENTS") of Holdings and its Subsidiaries that number of shares



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

of Holdings Common Stock necessary for Holdings to pay to such RSU Recipients an amount equal to all withholding taxes (including, without limitation, state, federal, local and FICA taxes (if applicable)) imposed on such RSU Recipients in connection with the issuance by Holdings of up to 400,000 restricted share units to such RSU Recipients pursuant to Holdings' 2004 Long Term Incentive and Share Award Plan; PROVIDED that such Withholding Tax Repurchase shall be excluded from the calculation of the $1,000,000 limit set forth in clause (ii) of this Section 6.5.".

   12. Section 6.7 of the Credit Agreement is hereby amended by (i) deleting clauses (i) and (ii) of said Section in their entirety and inserting the following new clauses (i) and (ii) in lieu thereof:

      "(i) [Reserved];

      (ii) each of Holdings and its Subsidiaries may (a) enter into any transaction of merger or consolidation, or liquidate, windup or dissolve itself (or suffer any liquidation or dissolution) or (b) convey, sell, lease, sub-lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or fixed assets, whether now owned or hereafter acquired; PROVIDED that (w) the proceeds of each such disposition contemplated by the preceding clause (b) shall be applied as and to the extent required by subsection 2.4B(ii)(a), (x) the leasing of aircraft shall be subject to clauses (viii) and (ix) below; (y) with respect to mergers or dispositions contemplated by preceding clause (a) or (b) with or to any Person other than Holdings or any of its Subsidiaries or any Affiliate of any of Holdings or any of its Subsidiaries, the consideration received therefor shall be in an amount at least equal to the fair market value thereof and (z) with respect to mergers contemplated by preceding clause (a) involving Company and in which the Person into which the Company is merged (the "SURVIVING ENTITY") is not the Company, (I) the Surviving Entity shall be a Person organized and validly existing under the laws of the United States or any State thereof or the District of Columbia,
   (II) the Surviving Entity shall expressly assume by written agreement (in form and substance satisfactory to the Administrative Agent), executed and delivered to the Administrative Agent, the due and punctual performance of all obligations of the Company under each Loan Document to which it is a party and (III) immediately after giving effect to such merger no Event of Default shall have occurred and be continuing;",

(ii) deleting clauses (iii), (iv) and (v) of said Section in their entirety and inserting the following new clauses (iii), (iv) and (v) in lieu thereof:

      "(iii) [Reserved];

      (iv) [Reserved];

      (v) [Reserved];",



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

(iii) deleting clause (vii) of said Section in its entirety and inserting the following new clause (vii) in lieu thereof:

      "(vii) Holdings and its Subsidiaries may make Consolidated Capital Expenditures;",

(iv) deleting the text "and" appearing at the end of clause (ix) of said Section and (v) inserting the following new clause (xi) immediately following clause (x) of said Section:

      "; and (xi) Holdings and its Subsidiaries may make and own Investments, including in any Joint Venture, to the extent permitted pursuant to Section 6.3.".

   13. Section 6.9 of the Credit Agreement is hereby amended by deleting clause A of said Section in its entirety and inserting the following new clause A in lieu thereof:

      "A. [Reserved]".

   14. Section 6 of the Credit  Agreement is hereby further  amended by deleting
Section 6.10 in its entirety and inserting the following new Section 6.10 in lieu thereof:

      "6.10 [Reserved]".

   15. Section 6 of the Credit  Agreement is hereby further  amended by deleting
Section 6.13 in its entirety and inserting the following new Section 6.13 in lieu thereof:

      "6.13 [Reserved]."

   16. Section 6.14 of the Credit Agreement is hereby amended by (i) inserting the text ", cargo-related and/or aviation-related businesses" immediately before the text "and similar or related businesses" appearing in clause (i) of said Section and (ii) inserting the following sentence at the end of said Section:

      "Notwithstanding the foregoing, it is understood that Holdings or any of its Subsidiaries may change any line or lines of business activity that such entity already engages in to any cargo-related and/or aviation-related businesses and similar or related businesses.".

   17. Section 6 of the Credit  Agreement is hereby further  amended by deleting
Section 6.16 in its entirety.

   18. Section 7.3 of the Credit Agreement is hereby amended by (i) deleting the text "6.1," appearing in clause (i) of said Section and (ii) deleting the text ", 6.8, 6.10 and 6.13" appearing in clause (i) of said Section and inserting the text "and 6.8" in lieu thereof.



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

B. MISCELLANEOUS PROVISIONS

   1. In order to induce the Lenders to enter into this Amendment, Holdings and Company hereby represent and warrant to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on the Third Amendment Effective Date (as defined below), both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Potential Event of Default or Event of Default on the Third Amendment Effective Date, both before and after giving effect to this Amendment.

   2. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

   3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Company and the Administrative Agent.

   4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

   5. This Amendment shall become effective on the date (the "THIRD AMENDMENT EFFECTIVE DATE") when each of the following conditions shall have been satisfied:

         (i) Holdings, Company and the Requisite Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to each of the Administrative Agent and the Company (telecopier no.: (914) 701-8415, attention: Dorinda Pannozzo);

         (ii) corresponding amendments and/or consents to the AFL III Financing Agreement (including a consent to corresponding amendments to the AFL III Leases) shall have become effective; and

         (iii) Company shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent and the Lenders in connection with this Amendment.

   6. The Company hereby covenants and agrees, so long as the Third Amendment Effective Date occurs, to pay to each Lender which has executed and delivered to the Company a counterpart hereof, at or before such time as executed counterparts hereof have been delivered to the Company by the Requisite Lenders, a non-refundable cash amendment fee equal to ____% of


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

the aggregate outstanding principal amount of such Lender's Loans (determined immediately prior to the Third Amendment Effective Date), which fee shall not be subject to counterclaim or set-off for, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders on the Business Day following such delivery by the Requisite Lenders.

   7. From and after Third Amendment Effective Date, all references in the Credit Agreement and in the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *


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

   IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                              ATLAS AIR WORLDWIDE HOLDINGS, INC.


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                              ATLAS AIR, INC.
                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


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




                                               DEUTSCHE BANK TRUST COMPANY
                                               AMERICAS, Individually and as
                                               Administrative Agent


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

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




                                               NAME OF LENDER:

                                               ----------------------


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                     [Signature Page to the Third Amendment
               to the Fifth Amended and Restated Credit Agreement]






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